                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      Pursuant to Section 13 OR 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 24, 2006
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                                              Elcom International, Inc.
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                                  (Exact Name of Registrant as Specified in Charter)

                Delaware                                000-27376                             04-3175156
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        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

                         10 Oceana Way Norwood, Massachusetts                         02062
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                       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code      (781) 440-3333
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                                                         N/A
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                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 24, 2006, Elcom  International,  Inc.  ("Elcom" or the "Company")  entered into a Seventh  Amendment of
Lease (the  "Amendment")  with Oceana Way Associates (the  "Landlord") and a related Letter  Agreement (the "Letter
Agreement")  with  Nordblom   Properties   ("Purchaser")   related  to  its   headquarters   facility  in  Norwood,
Massachusetts.  The Amendment  provides for an extension of Elcom's  headquarters lease from its current expiration date of July 31, 2006 to December 31, 2007.  Pursuant to the  Amendment,  as of February 1, 2006 the Company's base rent is reduced  from  $35,805  per month to $22,573  per month and remains at that  amount  through  December  31,
2007. All other terms of the lease remain  unchanged,  with Elcom being  responsible for all operating costs of the building.

The Amendment  also provided that Elcom bring all unpaid  amounts under the  headquarters  lease current by payment of $173,220 in cash and by issuance of  3,458,293  shares of Elcom common stock in  satisfaction  of an  additional
$250,000  owed to the  Landlord.  The common shares were issued in reliance  unpon an exemption  from  registration requirements  provided  under  Regulation  D under  the  Securities  Act of 1933  and  pursuant  to the  terms  and conditions of the Letter  Agreement.  The above  descriptions  are qualified in their  entirety by reference to the full text of the  Amendment  and the Letter  Agreement,  both of which are filed  together as Exhibit  10.1 to this current report on Form 8-K.

Item 3.02 Unregistered Sale of Equity Securities.

         As  described in Item 1.01 of this Current  Report on Form 8-K, on February 24, 2006,  the Company  agreed to issue  3,458,293  shares of Elcom common stock in  satisfaction  of $250,000 owed to the Landlord.  The issuance price of the common  stock was  $0.0723 per share,  which  represents  the mean of the average  closing bid and ask prices of the  Company's  common  shares as reported on the AIM Exchange in London on June 20, 2005 and January 31,
2006, as agreed  between the Landlord and Elcom.  The foregoing  issuance of common stock was made in reliance upon an exemption from  registration  requirements  provided under Regulation D under the Securities Act of 1933 and are more fully described in Item 1.01 above,  which description is incorporated  into this Item 3.02 by reference.  The foregoing  descriptions  are  qualified in their  entirety by reference to the full text of the  Amendment  and the
Letter Agreement, both of which are filed together as Exhibit 10.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

        Exhibit No.          Description
           10.1              Seventh Amendment of Lease and related Letter Agreement

                                                     SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date   March 2, 2006
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                                                                          By   /s/Laurence F. Mulhern
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                                                                       Laurence F. Mulhern
                                                                       Chief Financial Officer